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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported): May 31, 2001




                           DVI RECEIVABLES CORP. VIII
             (Exact name of registrant as specified in its charter)


           DELAWARE                           333-74901                   25-1824148
-------------------------------       ------------------------      ----------------------
(State or other jurisdiction of       (Commission File Number)        (I.R.S. Employer
incorporation or organization)                                      Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                                       18929
-------------------------------                                     ----------------------
(Address of principal executive
offices)                                                                  (Zip Code)


Registrant's telephone number, including area code:  (215) 488-5000


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         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending May 31, 2001, payment date June 13, 2001

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending May 31, 2001, payment date June 13, 2001

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending May 31, 2001, payment date June 14, 2001

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending May 31, 2001, payment date June 14, 2001

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending May 31, 2001, payment date June 11, 2001




                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   DVI Receivables Corp. VIII
                                                   --------------------------
                                                         (Registrant)



Dated:  June 20, 2001                          By: /s/ Steven R. Garfinkel
                                                   -----------------------
                                                   Steven R. Garfinkel
                                                   Executive Vice President and
                                                   Chief Financial Officer


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